UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2018

Mellanox Technologies, Ltd.

(Exact name of Registrant as Specified in its Charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Beit Mellanox

Yokneam, Israel 2069200

(Address of Principal Executive Offices, including Zip Code)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 12, 2018, Mellanox Technologies, Ltd. (the “Company” or “Mellanox”) issued a press release including a letter to shareholders regarding its upcoming extraordinary general meeting of shareholders (“EGM”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included or incorporated by reference in this Current Report, other than statements or characterizations of historical fact, are forward-looking statements, including the Company’s outlook for the three months ending March 31, 2018 and the full fiscal year ending December 31, 2018, statements related to trends in the market for the Company’s solutions and services, opportunities for the Company in the fiscal year ending December 31, 2018 and beyond, and future product capabilities. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company’s industry and business, management’s beliefs and certain assumptions made by the Company, all of which are subject to change.

Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties that could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of the Company’s product line, customer base and the total available market of the Company’s products, the continued growth in demand for the Company’s products, the continued, increased demand for industry standards-based technology, the Company’s ability to react to trends and challenges in its business and the markets in which it operates, the Company’s ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of the Company’s products, the Company’s ability to establish and maintain successful relationships with its OEM partners, the Company’s ability to effectively compete in its industry, fluctuations in demand, sales cycles and prices for the Company’s products and services, the Company’s success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, the Company’s ability to protect its intellectual property rights, the Company’s ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses, the Company’s success in realizing the anticipated benefits of mergers and acquisitions, and the Company’s ability to obtain debt at competitive rates or in sufficient amounts in order to fund its contractual commitments. Furthermore, the majority of the Company’s quarterly revenues are derived from customer orders received and fulfilled in the same quarterly period. The Company has limited visibility into actual end-user demand as such demand impacts the Company and its OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into the Company’s revenue and production forecasts and business planning and could negatively impact its financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for the Company’s products, and negative financial news. Consequently, the Company’s results could differ materially from its prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in the Company’s documents filed with or furnished to the Securities and Exchange Commission (the “SEC”).

More information about the risks, uncertainties and assumptions that may impact our business is set forth in the Company’s annual report on Form 10-K filed with the SEC on February 16, 2018. All forward-looking statements in the letter to shareholders included in the press release attached hereto as Exhibit 99.1, including the outlook for the three months ending March 31, 2018 and the full fiscal year ending December 31, 2018, are based on information available to the Company as of the date hereof, and the Company assumes no obligation to update these forward-looking statements.

Important Additional Information and Where You Can Find It

The Company and certain of its directors and executive officers may be deemed to be participants in a solicitation of proxies in connection with the matters to be considered at the EGM and the 2018 annual general meeting of shareholders (“2018 AGM”). Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s preliminary proxy statement filed with the SEC on March 7, 2018 and reports filed by the Company and Forms 3 and Forms 4 filed by the Company’s executive officers and directors with the SEC after March 7, 2018. These documents are available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statements for its EGM and its 2018 AGM, including the schedules and appendices thereto.

The Company intends to furnish its definitive proxy statements and WHITE proxy cards for the EGM and the 2018 AGM to each shareholder entitled to delivery of a proxy, and intends to file such definitive proxy statements and WHITE proxy cards with the SEC. THE COMPANY URGES ITS SHAREHOLDERS TO CAREFULLY READ SUCH DEFINITIVE PROXY STATEMENTS (INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO), ACCOMPANYING WHITE PROXY CARDS AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Copies of the definitive proxy statements, any solicitation materials and any other documents filed by the Company with the SEC will be made available free of charge at the SEC’s website at www.sec.gov. These documents will also be made available free of charge on the Company’s website at www.mellanox.com or by contacting the Company’s proxy solicitor, Mackenzie Partners, Inc. at mlnxproxy@mackenziepartners.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 12, 2018, including a Letter to Shareholders of Mellanox Technologies, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 12, 2018	MELLANOX TECHNOLOGIES, LTD.

	By:	/s/ Alinka Flaminia
	Name:	Alinka Flaminia
	Title:	Senior Vice President, General Counsel